EXHIBIT 99.1

[GRAPHIC OMITTED]
  TOMPKINS
   TRUSTCO INC.

                                                   For more information contact:
                                             Stephen S. Romaine, President & CEO
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release

Wednesday, April 25, 2007


   Tompkins Trustco, Inc. reports first quarter earnings and announces early adoption of SFAS 159

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported diluted earnings per share of $0.58 for the first quarter of 2007, a decrease of 7.9% from the $0.63 per share reported in the same quarter of 2006. Net income of $5.8 million for the first quarter of 2007, down 9.6% from the $6.4 million reported for the first quarter of 2006. Stephen S. Romaine, President and CEO stated, "Although the current interest rate environment remains a significant challenge, management is committed to optimizing long-term shareholder value by expanding our fee-based products and services, increasing our focus on efficiency, growing loans and core deposits, and maintaining strong asset quality."

The following significant highlights and events have impacted first quarter results, or have occurred recently and will impact future periods:

         o Net interest income of $17.6 million in the first quarter of 2007 was down 6.2% from the same quarter in 2006, primarily due to higher deposit costs.

         o The net interest margin was 3.55% in the first quarter of 2007, compared to 3.64% in the fourth quarter of 2006, and 4.02% in the first quarter of 2006.

         o Despite the decline in net interest margin, total revenue (consisting of net interest income and noninterest income) was up 1.4% in the first quarter of 2007, compared to the same period last year. Investment services and insurance revenues were significant contributors to the increase over the first quarter of 2006.

         o Tompkins elected to adopt Statements of Financial Accounting Standards ("SFAS") No. 159 and 157 effective January 1, 2007, prior to the required effective date of each standard. The Company elected the fair value measurement option for $65.9 million (at cost) of pre-existing securities within its available-for-sale securities portfolio.

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         o        First quarter 2007 net income includes a pre-tax gain of
                  $452,000, representing the change in fair value of $62.2 million of securities measured under SFAS 159.

         o Although the adoption of SFAS 159 had no impact on Total Shareholders' Equity, the cumulative-effect adjustment of $1.5 million, representing the unrealized loss on these securities (net of tax), was reclassified from Accumulated Other Comprehensive Loss as a reduction of Retained Earnings, on January 1, 2007.

         o In April 2007, Tompkins initiated a securities portfolio restructuring transaction whereby it sold approximately $62 million in securities that were carried in the Company's trading portfolio subsequent to the adoption of SFAS 159. The Company expects to realize a pre-tax loss of approximately $273,000 on the disposal of these securities in the second quarter. Proceeds from the sale are expected to be reinvested in higher-yielding securities that will also improve the Company's liquidity and interest rate risk exposure position. Substantially all of the reinvested proceeds will be carried in the Company's trading portfolio.

         o Noninterest expenses for the first quarter of 2007 were up 6.6% over the prior year. Current period expenses were impacted by business expansion initiatives, which included insurance agency acquisitions, expansion of retail brokerage services, and the expansion of banking offices.

         o In the first quarter of 2007, the Company engaged a consulting group to assist management in continuing to identify and implement profit improvement initiatives designed to reduce expenses and increase revenue. Management is encouraged by the preliminary results of this effort and expects to begin implementation in the second quarter. The overall financial impact on second quarter results is expected to be modest, as implementation expenses will largely offset profit improvement gains during the quarter. Management expects these efforts to begin having a positive impact on financial results in the second half of 2007.

Total assets were $2.3 billion at March 31, 2007, up 3.1% over December 31, 2006, and up 6.9% over March 31, 2006. Asset growth over the past twelve months included $80.6 million in total loans and leases, $49.6 million in total securities, and $27.0 million in Federal funds sold. Nonperforming assets were $7.7 million at March 31, 2007, up from $3.9 million a year ago. The increase is mainly due to a $4.1 million commercial relationship that is 90% guaranteed by a government agency. For the first quarter 2007, net charge-offs were $276,000, down from $333,000 in the first quarter 2006.

Total deposits at March 31, 2007, were $1.8 billion, an increase of $106.5 million or 6.3% over March 31, 2006. The growth in deposits was primarily in time deposits, which increased by $92.1 million or 14.0%. Savings and money market deposits were up $20.4 million or 2.9% from March 31, 2006, while noninterest-bearing deposits were down $6.1 million or 1.8%. Deposit growth benefited from the opening of three banking offices in 2006, the Southeast Office of Mahopac National Bank (March 2006), the Greece Office of The Bank of Castile (July 2006), and the Wappingers Falls Office of Mahopac National Bank (December 2006).

Net interest income of $17.6 million in the first quarter of 2007, was down 6.2% from $18.7 million for the same quarter last year, and was down 2.3% from $18.0 million for the fourth quarter of 2006. The decrease in net interest income was

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mainly due to higher funding costs, which were partially offset by improved loan and investment yields. The net interest margin was 3.55% in the first quarter of 2007, compared to 3.64% in the fourth quarter of 2006, and 4.02% in the first quarter of 2006.

Noninterest income for the first quarter of 2007 was $10.5 million, up 17.5% from the same period in 2006. Insurance commissions and fees and investment services income accounted for the majority of the growth in noninterest income. Insurance commissions and fees benefited from the acquisition of four insurance agencies in 2006, while investment services income benefited from the expansion of retail brokerage services in early 2006 and new account generation. Noninterest income also includes a $452,000 pre-tax gain on trading securities subsequent to the adoption of SFAS 159.

Noninterest expenses for the first quarter of 2007 were $19.1 million, an increase of 6.6% over the prior year. The increase in the first quarter was primarily in compensation and benefits related expenses and premises and fixed asset expenses, which were impacted by business expansion initiatives that included insurance agency acquisitions, expansion of retail brokerage services, and the expansion of banking offices. In addition to the banking offices mentioned above, we opened a Tompkins Financial Center office in the Village of Cayuga Heights, New York. This office caters to customer needs for mortgage, investments, financial planning, and insurance services.

Tompkins Trustco, Inc. operates 38 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent Company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

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"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition
(Unaudited)

(In thousands, except share data)
                                                                         As of            As of
ASSETS                                                                 3/31/2007        12/31/2006
                                                                     -------------    -------------
Cash and noninterest bearing balances due from banks                 $      40,918    $      48,251
Interest bearing balances due from banks                                     1,559            1,723
Federal funds sold                                                          27,000            2,200
Trading securities, at fair value                                           62,205                0
Available-for-sale securities, at fair value                               631,315          655,322
Held-to-maturity securities, fair value of $56,686 at
March 31, 2007,
   and $59,606 at December 31, 2006                                         56,244           59,038
Loans and leases, net of unearned income and deferred
   costs and fees                                                        1,339,995        1,326,298
Less:  Allowance for loan/lease losses                                      14,523           14,328
---------------------------------------------------------------------------------------------------
                                           Net Loans/Leases              1,325,472        1,311,970

Bank premises and equipment, net                                            44,159           43,273
Corporate owned life insurance                                              25,910           25,622
Goodwill                                                                    21,229           21,235
Other intangible assets                                                      3,862            4,051
Accrued interest and other assets                                           40,290           38,152
---------------------------------------------------------------------------------------------------
                                               Total Assets          $   2,280,163    $   2,210,837
===================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY

Deposits:
   Interest bearing:
      Checking, savings and money market                             $     724,381    $     680,844
      Time                                                                 748,755          669,222
   Noninterest bearing                                                     336,608          359,354
---------------------------------------------------------------------------------------------------
                                             Total Deposits              1,809,744        1,709,420

Federal funds purchased and securities sold under
   agreements to repurchase                                                199,665          191,490
Other borrowings                                                            46,311           85,941
Other liabilities                                                           31,847           32,914
---------------------------------------------------------------------------------------------------
                                          Total Liabilities          $   2,087,567    $   2,019,765
---------------------------------------------------------------------------------------------------


Minority interest in consolidated subsidiaries                               1,485            1,452

Shareholders' equity:
   Common stock - par value $.10 per share:
      Authorized 15,000,000 shares;
      Issued: 9,842,400 at March 31, 2007; and 9,889,569
       at December 31, 2006                                                    984              989
   Additional paid-in capital                                              155,863          158,203
   Retained earnings                                                        45,740           44,429
   Accumulated other comprehensive loss                                     (9,899)         (12,487)
   Treasury stock, at cost, 65,837 shares at March 31, 2007,
      and 64,418 shares at December 31, 2006                                (1,577)          (1,514)
---------------------------------------------------------------------------------------------------
                                 Total Shareholders' Equity          $     191,111    $     189,620
---------------------------------------------------------------------------------------------------
       Total Liabilities, Minority Interest in Consolidated
                      Subsidiaries And Shareholders' Equity          $   2,280,163    $   2,210,837
===================================================================================================

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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

(in thousands except per share data)                                       Three months ended
                                                                     ------------------------------
                                                                       03/31/2007      03/31/2006
                                                                     -------------    -------------
INTEREST AND DIVIDEND INCOME
Loans                                                                $      23,399    $      21,625
Balances due from banks                                                         91               57
Federal funds sold                                                              96                5
Available-for-sale securities                                                7,243            6,614
Trading securities                                                             569                0
Held-to-maturity securities                                                    536              721
---------------------------------------------------------------------------------------------------
                        Total Interest and Dividend Income                  31,934           29,022
---------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                       4,419            2,944
     Other deposits                                                          7,426            5,349
Federal funds purchased and securities sold under
    agreements to repurchase                                                 1,963            1,311
Other borrowings                                                               568              699
---------------------------------------------------------------------------------------------------
                                    Total Interest Expense                  14,376           10,303
---------------------------------------------------------------------------------------------------
                                       Net Interest Income                  17,558           18,719
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                    Less:  Provision for loan/lease losses                     471              459
---------------------------------------------------------------------------------------------------
 Net Interest Income After Provision for Loan/Lease Losses                  17,087           18,260
---------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                                   3,471            2,861
Insurance commissions and fees                                               2,716            2,206
Service charges on deposit accounts                                          1,923            1,910
Card services income                                                           798              690
Other service charges                                                          661              639
Gains on trading securities, net                                               452                0
Increase in cash surrender value of corporate owned life                       272              306
insurance
Gains on sales of loans                                                         55               34
Other income                                                                    79              251
Net realized gain on available-for-sale securities                              23                0
---------------------------------------------------------------------------------------------------
                                  Total Noninterest Income                  10,450            8,897
---------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                             8,802            8,277
Pension and other employee benefits                                          2,503            2,348
Net occupancy expense of bank premises                                       1,504            1,177
Furniture and fixture expense                                                  947              942
Marketing expense                                                              635              549
Professional fees                                                              571              363
Software licenses and maintenance                                              500              430
Cardholder expense                                                             235              351
Amortization of intangible assets                                              181              176
Other operating expense                                                      3,219            3,300
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                                Total Noninterest Expenses                  19,097           17,913
---------------------------------------------------------------------------------------------------
             Income Before Income Tax Expense and Minority
                     Interest in Consolidated Subsidiaries                   8,440            9,244
---------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                  33               33
                                        Income Tax Expense                   2,626            2,814
===================================================================================================
                                                Net Income           $       5,781    $       6,397
===================================================================================================
Basic Earnings Per Share                                             $        0.59    $        0.64
Diluted Earnings Per Share                                           $        0.58    $        0.63
===================================================================================================

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                             --------------------------------------------------------------------------------------
(In thousands, except per share data)                                    Quarter-Ended                                   Year-Ended
                                             --------------------------------------------------------------------------------------
                                                  Mar-07         Dec-06        Sept-06         Jun-06         Mar-06         Dec-06
                                             --------------------------------------------------------------------------------------
Period End Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Securities                                   $   749,764    $   714,360    $   710,242    $   718,230    $   700,199    $   714,360
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
   and deferred costs and fees                 1,339,995      1,326,298      1,277,552      1,242,408      1,259,411      1,326,298
-----------------------------------------------------------------------------------------------------------------------------------
Allowance for loan/lease losses                   14,523         14,328         14,120         13,710         13,803         14,328
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                   2,280,163      2,210,837      2,179,695      2,136,688      2,132,697      2,210,837
-----------------------------------------------------------------------------------------------------------------------------------

Total deposits                                 1,809,744      1,709,420      1,703,439      1,646,533      1,703,286      1,709,420
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Federal funds purchased and securities
   sold under agreements to repurchase           199,665        191,490        170,679        149,027        154,023        191,490
-----------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                  46,311         85,941         87,003        134,353         66,160         85,941
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                             191,111        189,620        188,928        181,123        184,822        189,620
-----------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Average earning assets                       $ 2,075,905    $ 2,027,098    $ 1,986,050    $ 1,971,601    $ 1,963,599    $ 1,987,258
-----------------------------------------------------------------------------------------------------------------------------------
Average assets                                 2,234,524      2,181,906      2,138,042      2,118,051      2,118,662      2,138,943
-----------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities           1,671,532      1,615,409      1,581,486      1,583,751      1,572,373      1,588,211
-----------------------------------------------------------------------------------------------------------------------------------
Average equity                                   189,252        191,307        183,199        179,813        185,118        184,872
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Share data
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Weighted average shares outstanding
   (basic)                                     9,846,679      9,798,941      9,816,272      9,857,712      9,940,364      9,857,787
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding
   (diluted)                                   9,947,815      9,970,466      9,960,340      9,970,639     10,078,158      9,999,365
-----------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                  9,809,753      9,856,922      9,790,547      9,827,315      9,936,560      9,856,922
-----------------------------------------------------------------------------------------------------------------------------------
Book value per share                         $     19.48    $     19.24    $     19.30    $     18.43    $     18.60    $     19.24
-----------------------------------------------------------------------------------------------------------------------------------

Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                          $    17,558    $    17,965    $    18,104    $    18,069    $    18,719    $    72,857
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                      471            409            482             74            459          1,424
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Noninterest income                                10,450         12,120          9,960         10,116          8,895         41,091
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                               19,097         18,058         17,459         18,482         17,911         71,910
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated
   subsidiaries                                       33             32             33             33             33            131
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                 2,626          3,798          3,287          2,817          2,814         12,716
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Net income                                         5,781          7,788          6,803          6,779          6,397         27,767
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                     $      0.59    $      0.79    $      0.69    $      0.69    $      0.64    $      2.82
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                   $      0.58    $      0.78    $      0.68    $      0.68    $      0.63    $      2.78
-----------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                              $       276    $       201    $        72    $       167    $       333    $       773
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   Nonaccrual loans and leases                     7,358          2,994          3,307          2,960          3,055          2,994
-----------------------------------------------------------------------------------------------------------------------------------
   Loans and leases 90 days past due
     and accruing                                     10              8            519            542            105              8
-----------------------------------------------------------------------------------------------------------------------------------
   Troubled debt restructurings not
     included above                                    0              0              0             50             50              0
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases               7,368          3,002          3,826          3,552          3,210          3,002
-----------------------------------------------------------------------------------------------------------------------------------
   OREO                                              345            348            354            513            673            348
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                               7,713          3,350          4,180          4,065          3,883          3,350
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

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

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                             --------------------------------------------------------------------------------------
                                                                         Quarter-Ended                                   Year-Ended
                                             --------------------------------------------------------------------------------------
                                                  Mar-07         Dec-06        Sept-06         Jun-06         Mar-06         Dec-06
                                             --------------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
   and leases *                                     0.08%          0.06%          0.02%          0.05%          0.11%          0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans
   and leases                                       0.55%          0.23%          0.30%          0.29%          0.25%          0.23%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                         0.34%          0.15%          0.19%          0.19%          0.18%          0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Allowance/nonperforming loans and leases          197.11%        477.28%        369.05%        385.98%        429.99%        477.28%
-----------------------------------------------------------------------------------------------------------------------------------
Allowance/loans and leases                          1.08%          1.08%          1.11%          1.10%          1.10%          1.08%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                      8.1%           8.3%           8.3%           8.3%           8.4%           8.3%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                12.8%          13.1%          13.2%          13.7%          13.8%          13.1%
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Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                          1.05%          1.42%          1.26%          1.28%          1.22%          1.30%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                         12.39%         16.15%         14.73%         15.12%         14.02%         15.02%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                          3.55%          3.64%          3.75%          3.83%          4.02%          3.81%
-----------------------------------------------------------------------------------------------------------------------------------

* Quarterly ratios have been annualized


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